UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 21, 2012
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is a transcript of Dollar Thrifty Automotive Group, Inc.’s conference call held on February 21, 2012 announcing results for the fourth quarter and full year of 2011.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.                                                      Description

99.1	Transcript of Dollar Thrifty Automotive Group, Inc.’s conference call announcing results for the fourth quarter and full year of 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 21, 2012	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

99.1	Transcript of Dollar Thrifty Automotive Group, Inc.’s conference call announcing results for the fourth quarter and full year of 2011.